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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) February 16, 2001



                               PEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



       Tennessee                    333-60599                62-0852576
     (State or other         (Commission File Number)       (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)




          5110 Maryland Way, Suite 300 Brentwood, Tennessee 37027
          (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (615) 371-7300




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ITEM 5. OTHER EVENTS.

         On February 16, 2001, Pen Holdings, Inc. ("Pen Holdings") issued a press release with respect to the Supreme Court of Kentucky's decision not to review the February 25, 2000 two-to-one split decision of the Commonwealth of Kentucky Court of Appeals against Pen Holdings' wholly owned subsidiary The Elk Horn Coal Corporation and in favor of Cheyenne Resources, Inc. and its wholly owned subsidiary PC&H Construction, Inc. The Supreme Court of Kentucky's decision not to review the lower court decision renders the judgment in the case final. A copy of this press release is attached hereto as Exhibit 99.1.

         Pen Holdings will hold a teleconference call on February 27, 2001
(2:00 p.m. CST) to discuss matters covered in this Form 8-K. To access the conference call, listeners should contact Jane Fitters at Pen Holdings
(Tel: (615) 371-7304) to receive the call-in information for the teleconference. You must contact Pen Holdings by 11:00 a.m. (CST) on February 27, 2001 if you wish to register to participate in the live teleconference. Replays of the call will be available beginning at 4:00 p.m. (CST) on February 27, 2001 and continue until 12:00 a.m. (CST) on March 2, 2001 and can be accessed by calling Jane Fitters at the above referenced number for the call-in information.

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The statements contained in this Form 8-K and Exhibits hereto that are not historical facts are "forward looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). Management cautions the reader that these forward-looking statements are only predictions. No assurance can be given that future results will be achieved; actual events or results may differ materially as a result of risks facing Pen Holdings, Inc. and it subsidiaries. Such risks include those described under the caption "Risk Factors" in Pen Holdings' Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission and risks relating to the ultimate remedies sought by the Banks as a result of the Credit Defaults. Such risks could cause actual results to vary materially from the future results indicted, expressed or implied, in such forward-looking statements.


ITEM 7. EXHIBITS.

Exhibit 99.1 - Press Release dated February 16, 2001



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 26, 2001               PEN HOLDINGS, INC.


                                      By: /s/ MARK A. OLDHAM
                                         ------------------------------------
                                           Name:  Mark A. Oldham
                                           Title: Senior Vice President,
                                                  Secretary, Treasurer and
                                                  Chief Financial Officer


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                                    Exhibits


Exhibit 99.1         Press Release dated February 16, 2001